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                                                                    EXHIBIT 21.1

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|Name of Subsidiary                    |State or Country of Incorporation      |
|------------------                    |---------------------------------      |
|--------------------------------------|---------------------------------------|
|                                      |                                       |
|--------------------------------------|---------------------------------------|
|TurboLinux Pty. Ltd.                  |Australia                              |
|--------------------------------------|---------------------------------------|
|TurboLinux Deutschland GmbH           |Germany                                |
|--------------------------------------|---------------------------------------|
|TurboLinux (Hong Kong) Limited        |Hong Kong                              |
|--------------------------------------|---------------------------------------|
|TurboLinux K.K.                       |Japan                                  |
|--------------------------------------|---------------------------------------|
|TurboLinux Korea Inc.                 |Korea                                  |
|--------------------------------------|---------------------------------------|
|TurboLinux Beijing Inc.               |People's Republic of China             |
|--------------------------------------|---------------------------------------|
|TurboLinux Taiwan Limited             |Taiwan                                 |
|--------------------------------------|---------------------------------------|
|                                      |                                       |
|--------------------------------------|---------------------------------------|
|                                      |                                       |
|--------------------------------------|---------------------------------------|
|                                      |                                       |
|--------------------------------------|---------------------------------------|
|                                      |                                       |
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